Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BJ’s Wholesale Club, Inc. (the “Company”) for the period ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael T. Wedge, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	June 13, 2003	/S/ MICHAEL T. WEDGE
Michael T. Wedge Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BJ’s Wholesale Club, Inc. and will be retained by BJ’s Wholesale Club, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BJ’s Wholesale Club, Inc. (the “Company”) for the period ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Frank D. Forward, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	June 13, 2003	/S/ FRANK D. FORWARD
Frank D. Forward Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BJ’s Wholesale Club, Inc. and will be retained by BJ’s Wholesale Club, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.